UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2007 (May 21, 2007)
THE HOUSTON EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-11899	22-2674487
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1100 Louisiana, Suite 2000
Houston, Texas	77002-5215
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 830-6800
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On May 21, 2007, The Houston Exploration Company (the “Company”) entered into a supplemental indenture (the “Supplemental Indenture”) to the indenture governing its 7% Senior Subordinated Notes due 2013 (the “Senior Notes”) following receipt of the requisite consent of noteholders. The Supplemental Indenture, among other things, eliminates substantially all of the restrictive covenants and certain events of default provisions in the indenture. The Supplemental Indenture will not become operative until a majority in aggregate principal amount of the outstanding Senior Notes have been accepted for purchase by the Company pursuant to the terms of the tender offer and the consent solicitation. The Company’s obligation to accept for purchase, and to pay for, any Senior Notes pursuant to the tender offer is conditioned upon, among other things, the satisfaction or waiver of the conditions to the completion of the previously announced merger of the Company with and into Forest Oil Corporation. See Item 8.01 which is incorporated herein by reference.
     A copy of the Supplemental Indenture is filed as Exhibit 4.1 hereto and is incorporated herein by reference. The description of the Supplemental Indenture contained herein is qualified in its entirety by the full text of such exhibit.
Item 3.03 Material Modification to Rights of Security Holders.
     See Item 1.01, which is incorporated herein by reference, with respect to the execution of the Supplemental Indenture dated as of May 21, 2007 to the indenture governing the Company’s Senior Notes.
Item 8.01 Other Events.
     On May 21, 2007, the Company announced that, as of 5:00 p.m., New York City time, it had received the requisite consents and tenders from the holders of $169,178,000 in aggregate principal amount of its outstanding Senior Notes in connection with its tender offer and consent solicitation for such Senior Notes, which commenced on May 2, 2007. A copy of the press release issued by the Company on May 21, 2007 announcing receipt of the requisite consents is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

4.1	First Supplemental Indenture dated as of May 21, 2007 to the Indenture dated as of June 10, 2003 between The Houston Exploration Company, the subsidiary guarantors and The Bank of New York, as trustee.

99.1	Press release by The Houston Exploration Company, dated May 21, 2007, announcing receipt of requisite consents with respect to its tender offer and consent solicitation for its 7% Senior Subordinated Notes due 2013.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOUSTON EXPLORATION COMPANY

Date: May 23, 2007	By:	/s/ JAMES F. WESTMORELAND
James F. Westmoreland
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	First Supplemental Indenture dated as of May 21, 2007 to the Indenture dated as of June 10, 2003 between The Houston Exploration Company and The Bank of New York, as trustee.

99.1	Press release by The Houston Exploration Company, dated May 21, 2007, announcing receipt of requisite consents with respect to its tender offer and consent solicitation for its 7% Senior Subordinated Notes due 2013.